UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2009

I.R.S.
Commission	Exact name of registrant as specified in its charter	State of	Employer
File Number	and principal office address and telephone number	Incorporation	Identification No.
1-16163	WGL Holdings, Inc. 101 Constitution Ave., N.W. Washington, D.C. 20080 (703) 750-2000	Virginia	52-2210912
0-49807	Washington Gas Light Company 101 Constitution Ave., N.W. Washington, D.C. 20080 (703) 750-4440	District of Columbia and Virginia	53-0162882

Former name or former address, if changed since last report: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
On June 3, 2009, Washington Gas Light Company, a wholly owned subsidiary of WGL Holdings, Inc., executed a Distribution Agreement with Wachovia Capital Markets, LLC., BB&T Capital Markets, a division of Scott & Stringfellow, LLC., J.P. Morgan Securities Inc., Mitsubishi UFJ Securities (USA), Inc., and The Williams Capital Group, L.P. for the issuance and sale of up to $450,000,000 of Medium-Term Notes, Series I, under an Indenture dated as of September 1, 1991, as supplemented on September 1, 1993.
A form of the Distribution Agreement is filed as an Exhibit to this Form 8-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
1.1	Form of Distribution Agreement, dated June 3, 2009, entered into by and among Washington Gas Light Company and Wachovia Capital Markets, LLC., BB&T Capital Markets, a division of Scott & Stringfellow, LLC., J.P. Morgan Securities Inc., Mitsubishi UFJ Securities (USA), Inc., and The Williams Capital Group, L.P. regarding the issuance and sale by Washington Gas Light Company of up to $450,000,000 of Medium-Term Notes, Series I.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this Report to be signed on their behalf by the undersigned hereunto duly authorized.

WGL Holdings, Inc. and Washington Gas Light Company (Registrants)
Date: June 4, 2009	/s/ Mark P. O’Flynn
Mark P. O’Flynn
Controller (Principal Accounting Officer)